Exhibit 10.6.2
Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
Statement of Work
This Statement of Work (“SOW”), effective from 5th March 2008 (Effective Date) and expiring on 4th March 2013 (Expiration Date), is a Schedule to the Master Services Agreement dated 5th March, 2008 between IBM Daksh Business Process Services Private Limited, a company incorporated under the India Companies Act 1956, an IBM Subsidiary (“IBM”), and MakeMyTrip Private Limited (“MMTL”) having its registered office F-46, Malhotra Building, 1st Floor, near Indian Overseas Bank, Connaught Place, New Delhi 110001 (Agreement). This SOW describes the duties and responsibilities of IBM and MMTL related to IBM’s provision of the services (“Services”). Capitalized terms used but not defined in this Statement of Work have the same meanings assigned to such terms as in the Agreement unless the context in which such terms are used in this Statement of Work require a different meaning.

1.	Definitions
1.	Agent – Each agent is a full time equivalent (FTE) working on the MMTL account. An Agent works for 139 hours per month in Gurgaon and 167 hours per month in Chandigarh. This includes the time an agent is working on a customer account, processing transactions or performing duties, paid breaks, briefings, excluding holidays, breaks and team one-on-ones.

2.	Average Handle Time – includes the time an agent is talking to the customer (“Talk Time”) plus the time an agent puts the customer on hold (“Hold Time”) pus the time the agent take for all call work (“ACW”).

3	Batch – A group of trainees starting and completing pre-process and process training together as a class.

4.	IBM Account Executive – Person having responsibility for delivery of the MMTL contract. Single point of contract for MMTL Project Manager.

5.	Effective Date – Means with respect to this SOW, 12:01 CST on the date set forth above.

6.	Go Live – Time when Pre-process and Process training is complete and Agents begin to perform the Services.

7.	Key Performance Indices – Key Performance Indices will have the meaning as set forth in Section 6 of this SOW.

8.	Ramp Up Period – Ramp Up Period will have the meaning as set forth in Section 9 of this SOW.

9.	Steady State – Business as usual with Agents at acceptable productivity and quality. Period when KPI’s apply. This will start 3 months from the Go Live date.

10.	Seat Utilization (SU): Seat utilization is calculated as per the formula : SU = Number of Agents / Peak Seat requirement. This will be calculated on a monthly basis and based on the same, billing shall be done.

11.	Term – means the period between Effective Date and Expiration Date.

2.	Services
General description of Services

2.1	IBM shall provide a contact and back office support personnel from a IBM facility in India. The scope of services that will be undertaken by IBM for MMTL are in three area:
1.	Customer Service (Domestic) – Inbound customer care calls originating in India. Some outbound calls may be required to be made by this team for performance for services.

2.	Sales (Domestic) – Inbound calls, email or chat interactions, originating from India, on which customer is seeking to purchase travel services from MMTL. Some outbound calls may be required to be made by this team for performance for services

3.	Ticketing – Transaction processing to facilitate the ticketing for the travel service for Domestic travel. Physical Ticket Dispatch and courier management is not in scope for IBM and will be managed by MMTL.
IBM will hire the existing Agents employed with MMTL to IBM roles as per the Rebadging process defined in Annexure 1.

IBM shall start operations from its Gurgaon and Chandigarh delivery centres. IBM shall hire 220 agents along with other staff at its Gurgaon delivery location from MMTL through rebadging as per Annexure 1 of this SOW. Out of these, 137 agents will work on the processes as mentioned in this SoW. Simultaneously, IBM shall start its operations at its Chandigarh centre with 30 agents and shall hire additional agents to compensate for month on month attrition at Gurgaon delivery centre or additional volume handling over and above the rebadged agents. Gurgaon centre shall be operational for only initial 9-12 months from Go-Live date, post which the remaining agents shall be redeployed internally within IBM. Attrition Backfill and New hiring shall be done at Chandigarh delivery location and shall be maintained through out the Term to deliver login hours equivalent to 137 agents in Gurgaon but considering the per agent login hours of Chandigarh as 167 hours per month vide clause 1.1 of this SOW.

While ascertaining the agent count at Chandigarh, both IBM and MMTL shall keep into consideration any productivity benefits or other such changes as they occur at any time. Both IBM and MMTL understand that such changes may alter the agent requirement at Chandigarh.

Hours of operation for the IBM facility will be 24X7, seven days a week.

3.	Staffing
3.1	IBM Responsibilities

3.1.1	Representative job descriptions

IBM shall hire and train agents and supervisory staff required for managing the scope of work. IBM shall be responsible for delivering on the agreed key performance indices. IBM agents shall provide only Hindi and English language support. However, incase MMTL requires support for other languages, IBM shall provide the same at the same rate of English and Hindi Language barring necessary adjustments only in respect of identified changes in staff cost, productive hours, and the connectivity cost (increase in connectivity cost to be considered only if calls exceed beyond a number as agreed between MMTL and IBM),. IBM shall also be open to providing agents from other locations on mutually agreed to terms and conditions.

3.2	MMTL Responsibilities

MMTL will provide and make available to IBM appropriate MMTL management and technical personnel who will work with IBM and will perform, on a timely basis, the responsibilities assumed by MMTL herein. In addition, MMTL will cooperate with IBM by making available such personnel, management, information, authorizations, approvals and acceptances as required. More specifically, MMTL will:
a.	Deploy subject matter experts (SMEs) from MMTL to provide “train the trainer” support.

b.	Provide timely process updates / information required by IBM for delivering on this scope of work

c.	Identify a working team within MMTL to engage with IBM teams on an ongoing basis for various aspects related to but not limited to IT, Training, Quality etc.

4.	Recruiting & Hiring
4.1	IBM Responsibilities

IBM will perform Services relating to recruiting and hiring in connection with IBM Operations. As part of such Services, IBM will:
a.	recruit and hire agents dedicated solely to MMTL’s business, unless otherwise approved by MMTL.
1.	recruit and hire required staff using candidate profiles mutually developed and agreed to by MMTL and IBM.

2.	provide appropriate supervisory and managerial support

5.	Training
5.1	IBM Responsibilities

IBM will perform training and training support in connection with the MMTL Operations. IBM will customize, maintain and deliver required training for all agents and other IBM staff as required to perform their job functions at no extra charge.

IBM shall also be responsible for attrition back filling with no extra charge to MMTL.

5.1.1	Agent Training
a.	IBM new hire classroom training shall include two days of pre-process training and process training as mentioned below:
•	Customer Service and Telesales : 4 weeks

•	Ticketing : 3 weeks
b.	Agent training will include classroom, hands-on, and computer-based training.
5.1.2	Train the Trainer / Training Materials

IBM will perform Services relating to “train the trainer” training and updating and maintenance of training materials in connection with the Services. As part of such Services, IBM will:
a.	Make IBM trainers available for “train the trainer” training to be provided by MMTL training staff at the IBM facility;

b.	Assist in maintaining and updating training materials - IBM will receive from MMTL training staff during “train the trainer” sessions existing training templates, course materials and curriculum. Following its receipt of training materials, IBM will undertake responsibility for maintaining and updating training materials and course curriculums as provided by and in coordination with MMTL.
5.1.3	Training Delivery

IBM will deliver training to the newly hired agents for the following areas:
a.	Initial Pre-Process Training - IBM will provide pre-process training which will include activities such as accent neutralization, soft skills where relevant / required.

b.	Initial Process Training - MMTL process and product related training

c.	Ongoing and Recurrent Training - Training provided to Production agents for up-skilling, changes and updates to the product / process, any new product launches, campaigns etc.
5.2	MMTL Responsibilities
a.	Train the trainer - MMTL will provide dedicated trainer(s) at the IBM facility for initial training of IBM’s instructors (“Train the Trainer”), who will subsequently train IBM employees to be certified as Product Trainers. These certified trainers shall conduct training for subsequent batches of IBM employees.

b.	Training Curriculum/Tools Development and Maintenance
1.	Initial training – MMTL will develop, implement and maintain any business process specific training curriculum and related materials for new IBM Contact Center Agents that will enable new agents to process contacts and utilize MMTL desktop Applications while achieving KPI’s.

2.	Ongoing and Recurrent Training – MMTL will develop, provide and maintain training modules to support various skills and knowledge required to effectively provide the Services and to maintain ongoing competency of agents.

3.	Training Materials – Training materials (existing training templates, course materials and curriculum) and content will be provided by MMTL and will be MMTL current standards and guidelines.

6.	Key Performance Indices
The scope of work shall have Key Performance Indices (KPI’s) that MMTL and IBM shall mutually agree to. KPIs shall be categorized as per the chart provided in Annexure 2 (Key Performance Indices). All KPIs will be mutually discussed and decided 3 months post Go-Live through a base lining process. Metrics will be reviewed quarterly for a potential change to accommodate for the environmental factors that may impact metric delivery capability. Either party may request for a change in KPIs through a change request process as per Section 5 of the Agreement. The same shall be applicable as per mutual consent between the parties. Detailed KPI metrics is defined as per Annexure 2.

7.	Rewards and Penalties
The mechanism for calculation of rewards and penalties shall be mutually agreed between the parties in writing 3 months post Go-Live date. Rewards and penalties shall be capped to an overall maximum of +/- 7% of the monthly billing.

8.	Forecasting
MMTL shall provide volume forecast for 90 days, out of which forecast for 60 days shall be locked and remaining 30 days forecast shall be rolling.

An agent logs in for 167 hours per month in Chandigarh and 139 hours per month in Gurgaon. The month on month agents required, taking into account the service levels to be achieved, would be estimated considering call arrival / transaction patterns and the related agent occupancy levels along with the productivity assumptions basis baselining period. The above mentioned login hours per month would be factored to arrive at the number of agents required.

IBM shall manage upto 110% of the locked forecast for the month at applicable KPIs. In case actual volumes are more than 110%, this period shall be excluded from any penalty on account of missed KPls. The KPIs shall not apply beyond 110% of locked forecast though IBM shall manage these volumes on best effort basis and keep as close as possible to the expected KPls.

9.	Ramp-Up Period
Each process and new Batch will be in a Ramp-Up Period for a period of 90 days post completion of Process Training. During the Ramp Up Period, specific KPI’s will be mutually agreed (example would include Average Handle Time or Turnaround Time, an accuracy metric, etc). During the Ramp Up Period, no incentives/penalties will be applicable for each new Batch. Parties will periodically review and update the KPIs through mutual agreement. Not all KPI’s will necessarily have an incentive or penalty. This ramp-up period shall not be applicable for attrition back fill. However, it shall be applicable for each new ramp wave.

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission

10.	Charges
10.1	One Time Costs

10.1.1	Back-ground check
a.	One-time charge for Background check for rebadged agents only shall be pass-through to MMTL. The estimated rate is INR 1000 per person.
10.1.2	Training Costs
a.	New hire training is not included in the Ongoing Price and shall be charged at XXXX per hour per agent for the MMTL process / product training duration and no price will be charged for agent rate till the time agent start taking calls / performing transactions.

b.	Process Training duration is as defined in section 5.1.1
10.2	Agent Rate
A. Gurgaon service delivery:

LoB/SU	XX	XX	XX	XX	XX	XX
Customer Service — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales(Inbound) — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
10.2.1	Price per Agent per month mentioned above is applicable for the first year of operations from the Effective Date of this SOW
a.	The rates quoted above are in INR (Indian Rupees) are applicable per Agent per month

b.	On each anniversary of the Effective Date, the price will be adjusted upwards by XXXX for inflation.

c.	Billing shall be done based on the prevailing Seat Utilization (SU) for the month in the process. This shall be computed on a monthly basis.

d.	All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM.

e.	The actual SU will be rounded off to nearest place of a single decimal e.g if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15 then pricing will be computed at the SU of 2.2

f.	Both MMTL and IBM will put all reasonable efforts to achieve a minimum SU of 2.1.
B. Chandigarh service delivery:

LoB/SU	XX	XX	XX	XX	XX	XX
Customer Service — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Telesales(Inbound) — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
Ticketing — Domestic	XXXX	XXXX	XXXX	XXXX	XXXX	XXXX
10.2.2	Price per Agent per month mentioned above is applicable for the first year of operations from the Effective Date of this SOW
a.	The rates quoted above are in INR (Indian Rupees) are applicable per Agent per month

b.	On each anniversary of the Effective Date, the price will be adjusted upwards by XXXX for inflation.

c.	Billing shall be done based on the prevailing Seat Utilization (SU) for the month in the process. This shall be computed on a monthly basis.

d.	All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue an consolidated annual TDS certificate to IBM.

REDACTED	Confidential Treatment Requested
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
e.	The actual SU will be rounded off to nearest place of a single decimal e.g if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15 then pricing will be computed at the SU of 2.2

f.	Both MMTL and IBM will put all reasonable efforts to achieve a minimum SU of 1.8.

g.	IBM has factored an average salary of XXXX per agent per annum plus XXXX increment to be applicable from April 2008 across all LoB’s in Gurgaon. This is as per the information received from MMTL for the agents to be rebadged. The price shall be updated for any change in this assumption based on the actual data only in respect of incremental changes in relevant average manpower cost.
10.2.3	IBM shall pay Gratuity to the employees to be rebadged at the time of their separation with IBM only if they complete 5 (five) years of service at IBM. Any such payment made by IBM shall be as per IBM Gratuity policy. IBM will not be held liable for any payment due to rebadged agents to be paid by MMTL.

10.2.4	Any overtime requests from MMTL upto 20 hours per agent per month with adequate notice shall be charged @ XXXX per hour. No additional production rates shall be charged for this duration. Any overtime beyond the same shall be charged at applicable Agent rates and no overtime will be charged for it separately.

10.2.5	Any Ongoing and Recurrent training in addition of 2 hours per month per Agent shall be charged at the applicable Agent rates.

10.2.6	All outbound calls, if required would be charged at actuals for the PSTN charges.

10.2.7	Service delivery is assumed to be based on an agent working for 5 days per week in Gurgaon and 6 days per week in Chandigarh.

11.	Reporting
11.1	IBM Responsibilities

IBM will perform performance reporting and monitoring in connection with the provision of the Services. The reports required to be prepared shall be mutually agreed to between IBM and MMTL. MMTL may change required reporting subject to change control procedures.
a.	Infrastructure
1.	Refer to details related to IT infrastructure and setup in Annexure 3

12.	Business Continuity
12.1	IBM Responsibilities

IBM shall provide 2 levels of disaster recovery. Level 1 encompasses operational issues like IT, transport, emergencies and power. Level 2 covers failures within the site such as IT Infrastructure and connectivity. However, Level 3, which includes site level disaster recovery, is not included in the price structure. If Level 3 disaster recovery is required by MMTL, cost for the same shall be charged separately to MMTL.

13.	Termination Charges
In case MMTL or IBM decide to terminate this SOW for convenience, there will be no termination charge on either side with respect to this SOW. Any such termination shall be in accordance with Clause 20 of the Agreement.

ANNEXURE 1 : Rebadging Procedure

1.	Introduction
This Annexure describes the responsibilities of IBM and MMTL with respect to the Affected Employees and Hired Employees.
Affected Employees — means the individuals listed in Annexure 1B (Affected Employees) of this SoW (Employees).
Hire Date — means the date, established by IBM, on which an Affected Employee becomes a Hired Employee.
Hired Employees — means the Affected Employees hired by IBM pursuant to this Annexure 1.
Interim Period — means the period between Effective Date and commencement of Ramp Up Period.

2.	Employment Terms
2.1	Offers of Employment

i.	MMTL acknowledges that it provided IBM with a list of the Affected Employees, together with their job descriptions and responsibilities, their cost to the company as of the Effective Date (current salary), a description of all benefits applicable to such Affected Employees, the terms of their employment, and such other information mutually agreed to by IBM and MMTL (collectively, the Affected Employee Information). MMTL acknowledges that IBM has relied upon such Affected Employee Information in entering into this SOW. The Affected Employee Information for every “in scope employee” is listed as Annexure 1B of this SOW.

ii.	IBM shall deploy the Affected Employees to various roles in MMTL processes based on internal requirements and skill sets of such employees.
¡	IBM shall give Offer Letters to Affected Employees, subject to IBM background checks conducted by third party as per IBM policy and provided such employees are delivering the services that are within the scope of SOW and such Affected Employees are on the payrolls of MMTL.
iii.	During the Interim Period IBM will provide Offer Letters to the Affected Employees. Each Offer Lettersto an Affected Employee will include:
¡	an initial cost to company equal to or greater than his current cost to company, as set forth in the Affected Employee Information; and

¡	the employment benefits that, as of the Hire Date, are available to similarly situated employees of IBM, as applicable and as such benefits may be amended from time to time.
IBM will hire Affected Employees who:
¡	receive a letter (the Offer Letter) from IBM offering such Affected Employee employment as of the Hire Date

¡	accept such offer in accordance with the terms of the Offer Letter;

¡	are MMTL employees as of the date of such Offer Letter; and

¡	pass pre employment screening involving true disclosure of academic background, necessary work experience, etc

¡	agree to sign the IBM Business Conduct Guidelines and IBM Government and Client Guidelines

¡	are not in the “no hire list” within such IBM database
iv.	Time for Acceptance. IBM has no further obligations to any Affected Employees who have not accepted the IBM Offer Letter within the period agreed between MMTL and IBM, as communicated to the Affected Employees, unless otherwise required under applicable law.

v.	Commencement of Employment. Each Hired Employee will begin his/her employment with IBM as of the Hire Date with the exception of those Affected Employees who have not accepted the offer as they are on leave as of the Hire Date.

vi.	Offers to Affected Employees on Leave. Affected Employees who are on leave (including, for the avoidance of doubt, Affected Employees who are on long term sick-leave) as of the Effective Date will be provided with an Offer Letter as soon as practicable following their return to full time active employment in their pre leave position provided their return date is (i) within the legislated leave period from their leave start date for individuals on Maternity/Parental Leave or (ii) within 90 days from the Effective Date for individuals on all other types of leave. For those Affected Employees who return from leave within these time periods, MMTL shall promptly notify IBM of their return to full-time active work and IBM shall issue an Offer Letter to that Affected Employee.

vii.	Status and Development. IBM will provide all Hired Employees with a comprehensive IBM orientation and induction training program which will commence within thirty (30) days of Hire Date. Thereafter, IBM will make other training programs and development strategies available to each Hired Employee pursuant to IBM’s skills management program.

viii.	Each Offer Letter to an Affected Employee will include:
a)	an initial cost to company equal to or greater than his/her current cost to company , as set forth in the Affected Employee Information; and

b)	Subject to the provisions of this Annexure 1, as modified from time to time, the employment benefits that, as of the Hire Date, are available to comparable employees of IBM, as applicable and as such benefits may be amended from time to time.

c)	Incentive– Hired Employees shall be eligible to participate in IBM’s applicable incentive plan in accordance with IBM’s standard practices and/or policies. The applicable incentive payment for the performance year in which the Hire Date falls will be pro-rated based on the actual date of such Hire Date within such performance year.

d)	Annual increases in base salary: All Hired Employees will be eligible for annual increases in their base salaries to the same extent as comparable IBM employees in accordance with the IBM policy as per the prevailing annual cycle.

e)	Paid time off– MMTL will encash all accrued but unused annual leave and long service leave balances. MMTL will make a payment equivalent to the value of these balances to the Hired Employees as part of their respective full & final settlements. MMTL will ensure that all applicable dues are cleared as part of the full & final settlement.

f)	Training and long-term career opportunities. Hired Employees shall have the same opportunity for training and career development as similarly experienced IBM employees. IBM shall make training available to all Hired Employees based on the needs of the IBM business and each such employee in accordance with the IBM technical and professional development programs.

2.2	Management of Affected Employees
IBM shall be responsible only for the payments to such Affected Employees who accept the Offer Letter. The benefits shall be as per IBM employee policies covering salaries and other benefits.

2.3	Replacement of Hired Employees
IBM will select replacements for the Hired Employees as IBM deems necessary.

2.4	Other Responsibilities
Prior to the Effective Date, MMTL shall notify IBM about :
¡	Any employee not to be transferred to IBM and retained with MMTL

¡	any employee who has been terminated by MMTL and need not be offered employment by IBM

¡	change in the Affected Employee’s job description or responsibilities, cost to company, benefits, employment terms, or other information contained in the Affected Employee Information; and

¡	any Affected Employee informing MMTL of any potential or actual change in his employment status or ability to perform his job.
MMTL shall not re-hire or make any employment offer to the Affected Employees under contract during the entire duration of the project.

Neither Party shall solicit employees of the other party during the duration of the contract without prior consent unless it is by way of response to open advertisement or a general notice from MMTL for any vacancy.
During the Ramp Up Period, MMTL will use commercially reasonable efforts to maintain the staffing required for IBM to perform the Services.
MMTL has not and will not make any representations to the Affected Employees regarding their employment with IBM unless expressly authorized in writing by IBM. If MMTL makes any change to the Affected Employees’ current cost to company, job description and/or responsibilities prior to the expiration of the Interim Period, IBM may adjust the terms of this SOW accordingly.

ANNEXURE 1 B — Affected Employees

Sl.
No.s	NAME	DESIGNATION	LEVEL	Date of Joining
1	AMIT THAKUR	SENIOR EXECUTIVE	SENIOR EXECUTIVE	11-Apr-05
2	ASHA KUMARI	EXECUTIVE	EXECUTIVE	15-Feb-05
3	DHARAMVIR KANSAL	SENIOR EXECUTIVE	SENIOR EXECUTIVE	01-Sep-04
4	KAVITA SAKPAL	EXECUTIVE	EXECUTIVE	15-Feb-05
5	MOHAMMED SAMIQ	SENIOR EXECUTIVE	SENIOR EXECUTIVE	01-Sep-04
6	PARUL NIGAM	EXECUTIVE	EXECUTIVE	04-Oct-04
7	RASHMI SRIVASTAVA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	04-Oct-04
8	VIJAY SINGH	SENIOR EXECUTIVE	SENIOR EXECUTIVE	01-Sep-04
9	KANIKA TALREJA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Jun-05
10	RICHA SHARMA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Jun-05
11	DEEPTI SRIVASTAVA	EXECUTIVE	EXECUTIVE	6-Jun-05
12	VIKAS GAURAV	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Jun-05
13	ZUBAIR AHMED	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Jun-05
14	DEEPAK VERMA	EXECUTIVE	EXECUTIVE	6-Jun-05
15	NUPUR ANSHULIKA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	13-Jun-05
16	GEORGE JOSEPH	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Jan-04
17	ABDUL MALIK	SENIOR EXECUTIVE	SENIOR EXECUTIVE	18-Jul-05
18	SHEEBA JOHN	EXECUTIVE	EXECUTIVE	18-Jul-05
19	MONIKA BHASIN	EXECUTIVE	EXECUTIVE	18-Jul-05
20	NEHA AGGARWAL	SENIOR EXECUTIVE	SENIOR EXECUTIVE	18-Jul-05
21	MOHIT ARORA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	1-Aug-05
22	HIMANI KOHLI	SENIOR EXECUTIVE	SENIOR EXECUTIVE	1-Aug-05
23	KULA PRADEEP HAZARIKA	EXECUTIVE	EXECUTIVE	2-Aug-05
24	THOKCHOM KAJAL DEVI	EXECUTIVE	EXECUTIVE	19-Sep-05
25	ANSHUMAN MAINI	SENIOR EXECUTIVE	SENIOR EXECUTIVE	3-Oct-05
26	JASMINE KAUR BHUMRA	EXECUTIVE	EXECUTIVE	3-Oct-05
27	SAKSHI SHARMA	EXECUTIVE	EXECUTIVE	3-Oct-05
28	HARISH KUMAR	SENIOR EXECUTIVE	SENIOR EXECUTIVE	3-Oct-05
29	PANKAJ CHOPRA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	4-Oct-05
30	MALCOLM SADIQ	EXECUTIVE	EXECUTIVE	21-Oct-05
31	DEEPAK SHASTRI	SENIOR EXECUTIVE	SENIOR EXECUTIVE	21-Oct-05
32	ASHUTOSH SINHA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	21-Oct-05
33	AMIT BOSE	EXECUTIVE	EXECUTIVE	24-Jan-06
34	SHRAVAN KUMAR	EXECUTIVE	EXECUTIVE	24-Jan-06
35	VIKAS MENON	EXECUTIVE	EXECUTIVE	24-Jan-06
36	VIKASH	EXECUTIVE	EXECUTIVE	20-Feb-06
37	ANKUR MUNJAL	EXECUTIVE	EXECUTIVE	20-Feb-06
38	RAIS AHMED	EXECUTIVE	EXECUTIVE	28-Feb-06
39	MEENAKSHI JHA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	1-Mar-06

40	GAURAV NAYYAR	EXECUTIVE	EXECUTIVE	1-Mar-06
41	SHAILESH DHYANI	SENIOR EXECUTIVE	SENIOR EXECUTIVE	6-Mar-06
42	ANKITA WADHWA	EXECUTIVE	EXECUTIVE	13-Mar-06
43	TENZIN KALSANG	EXECUTIVE	EXECUTIVE	13-Mar-06
44	SWETA SINGH	SENIOR EXECUTIVE	SENIOR EXECUTIVE	13-Mar-06
45	RAJVINDER KAUR	EXECUTIVE	EXECUTIVE	23-Mar-06
46	SAKSHI RAWAL	EXECUTIVE	EXECUTIVE	3-Apr-06
47	PRIYANKA SINGH	EXECUTIVE	EXECUTIVE	3-Apr-06
48	SACHIN CHUGH	EXECUTIVE	EXECUTIVE	3-Apr-06
49	TINA JOSE	EXECUTIVE	EXECUTIVE	10-Apr-06
50	ANUJ MATHUR	EXECUTIVE	EXECUTIVE	10-Apr-06
51	PRABHJOT SINGH	SENIOR EXECUTIVE	SENIOR EXECUTIVE	11-Apr-06
52	BHAWNA KHANNA	EXECUTIVE	EXECUTIVE	12-Apr-06
53	ABHINEET GOGIA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	12-Apr-06
54	ROMI CHAUHAN	EXECUTIVE	EXECUTIVE	13-Apr-06
55	NITIKA AHLUWALIA	EXECUTIVE	EXECUTIVE	21-Apr-06
56	TIMSY ARORA	EXECUTIVE	EXECUTIVE	21-Apr-06
57	UMANG CHOUDHARY	SENIOR EXECUTIVE	SENIOR EXECUTIVE	21-Apr-06
58	VARUN PRABHAKAR	EXECUTIVE	EXECUTIVE	28-Apr-06
59	DEVENDER KUMAR JUNEJA	EXECUTIVE	EXECUTIVE	8-May-06
60	OM PRAKASH SINGH	EXECUTIVE	EXECUTIVE	1-Jun-06
61	JUHI GARG	EXECUTIVE	EXECUTIVE	10-Jun-06
62	VISHAL KAPOOR	EXECUTIVE	EXECUTIVE	26-Jun-06
63	DEEPTI RAISINGHANI	EXECUTIVE	EXECUTIVE	26-Jun-06
64	MANISHA SABHARWAL	EXECUTIVE	EXECUTIVE	26-Jul-06
65	ARTI PURI	EXECUTIVE	EXECUTIVE	26-Jul-06
66	ABHINAV VICTOR	EXECUTIVE	EXECUTIVE	26-Jul-06
67	ANKIT GULATI	EXECUTIVE	EXECUTIVE	3-Aug-06
68	KAMAL KATYAL	EXECUTIVE	EXECUTIVE	10-Aug-06
69	ROOPINDER KUMAR YADAV	EXECUTIVE	EXECUTIVE	16-Aug-06
70	MONODEEP CHAKRAVARTY	SENIOR EXECUTIVE	SENIOR EXECUTIVE	17-Aug-06
71	DEEPTI KHARE	EXECUTIVE	EXECUTIVE	19-Aug-06
72	ROBY MATHEW	SENIOR EXECUTIVE	SENIOR EXECUTIVE	19-Aug-06
73	SAMEER MEHRA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	21-Aug-06
74	S. ABBAS NASEER RIZVI	EXECUTIVE	EXECUTIVE	11-Sep-06
75	PERVEZ SADIQ	EXECUTIVE	EXECUTIVE	19-Sep-06
76	SUPARNA LODH	EXECUTIVE	EXECUTIVE	25-Sep-06
77	SANTOSH KUMAR SINGH	EXECUTIVE	EXECUTIVE	25-Sep-06
78	TSHERING BHUTIA	EXECUTIVE	EXECUTIVE	27-Sep-06
79	RUCHIKA DHADWAL	EXECUTIVE	EXECUTIVE	27-Sep-06
80	KAPIL GERA	EXECUTIVE	EXECUTIVE	9-Oct-06
81	VARUN WALIA	EXECUTIVE	EXECUTIVE	9-Oct-06
82	TUSHAR KAPIL	SENIOR EXECUTIVE	SENIOR EXECUTIVE	16-Oct-06

83	PRABHAS KUMAR	EXECUTIVE	EXECUTIVE	16-Oct-06
84	PAYAL ARORA	EXECUTIVE	EXECUTIVE	16-Oct-06
85	SIDDHARTH SHANKER DEB	SENIOR EXECUTIVE	SENIOR EXECUTIVE	17-Oct-06
86	MEENU KHARBANDA	EXECUTIVE	EXECUTIVE	1-Nov-06
87	DHEERAJ MALIK	EXECUTIVE	EXECUTIVE	1-Nov-06
88	MAMTA BASSI	EXECUTIVE	EXECUTIVE	6-Nov-06
89	HONEY BASSI	EXECUTIVE	EXECUTIVE	21-Nov-06
90	SANDEEP SILSWAL	EXECUTIVE	EXECUTIVE	1-Dec-06
91	VIJAY DUBEY	EXECUTIVE	EXECUTIVE	4-Dec-06
92	MANISH KUMAR	EXECUTIVE	EXECUTIVE	26-Dec-06
93	RISHI JHAMB	EXECUTIVE	EXECUTIVE	3-Jan-07
94	SHASHANK SUDAN	EXECUTIVE	EXECUTIVE	3-Jan-07
95	NITIKA FARMA	EXECUTIVE	EXECUTIVE	3-Jan-07
96	ANUSH KUMAR	SENIOR EXECUTIVE	SENIOR EXECUTIVE	3-Jan-07
97	S.RAMANARAYANAN	EXECUTIVE	EXECUTIVE	3-Jan-07
98	MANISH WAGHMARE	EXECUTIVE	EXECUTIVE	18-Jan-07
99	NIKHIL SOOD	EXECUTIVE	EXECUTIVE	18-Jan-07
100	SHEFALI HANDU	EXECUTIVE	EXECUTIVE	18-Jan-07
101	JATIN VIJ	EXECUTIVE	EXECUTIVE	18-Jan-07
102	ASHOK CHANDRA SATI	EXECUTIVE	EXECUTIVE	18-Jan-07
103	BHUPENDRA SINGH RANA	EXECUTIVE	EXECUTIVE	19-Jan-07
104	SINDHU .S. BHASKARAN	SENIOR EXECUTIVE	SENIOR EXECUTIVE	5-Feb-07
105	PALLAVI GUPTA	SENIOR EXECUTIVE	SENIOR EXECUTIVE	5-Feb-07
106	KAPIL GOSWAMI	EXECUTIVE	EXECUTIVE	15-Feb-07
107	ACSAH JACOB	EXECUTIVE	EXECUTIVE	21-Feb-07
108	ALKA AGGARWAL	EXECUTIVE	EXECUTIVE	21-Feb-07
109	DIGANTO CHAKRABORTY	EXECUTIVE	EXECUTIVE	21-Feb-07
110	MANAV NARULA	EXECUTIVE	EXECUTIVE	21-Feb-07
111	NISHA SHARMA	EXECUTIVE	EXECUTIVE	21-Feb-07
112	SHAHZIA FATIMA	EXECUTIVE	EXECUTIVE	21-Feb-07
113	N. ASHOK KUMAR SINGH	EXECUTIVE	EXECUTIVE	23-Feb-07
114	HARDIK MEHTA	EXECUTIVE	EXECUTIVE	7-Mar-07
115	ANCY KHURANA	EXECUTIVE	EXECUTIVE	7-Mar-07
116	AMIT KR. SINHA	EXECUTIVE	EXECUTIVE	7-Mar-07
117	AMIT PANT	EXECUTIVE	EXECUTIVE	7-Mar-07
118	DIVITA SHARMA	EXECUTIVE	EXECUTIVE	7-Mar-07
119	JATIN SHARMA	EXECUTIVE	EXECUTIVE	7-Mar-07
120	JASPREET SINGH	EXECUTIVE	EXECUTIVE	7-Mar-07
121	NIPUN SHARMA	EXECUTIVE	EXECUTIVE	7-Mar-07
122	ANGAD SINGH	EXECUTIVE	EXECUTIVE	7-Mar-07
123	KANIKA SHARMA	EXECUTIVE	EXECUTIVE	7-Mar-07
124	SUMIT SETHI	EXECUTIVE	EXECUTIVE	7-Mar-07
125	KALPANA RAMANI	EXECUTIVE	EXECUTIVE	7-Mar-07

126	VIMAL SACHDEVA	EXECUTIVE	EXECUTIVE	7-Mar-07
127	KARAN KAURA	EXECUTIVE	EXECUTIVE	21-Mar-07
128	BHAVUK SETHI	EXECUTIVE	EXECUTIVE	21-Mar-07
129	ANUP DUBEY	EXECUTIVE	EXECUTIVE	21-Mar-07
130	VISHAL THAKUR	EXECUTIVE	EXECUTIVE	21-Mar-07
131	KANUPRIYA GOYAL	EXECUTIVE	EXECUTIVE	21-Mar-07
132	HUZENGLUIBO ZELIANG	EXECUTIVE	EXECUTIVE	21-Mar-07
133	PARAMDEEP SINGH	EXECUTIVE	EXECUTIVE	21-Mar-07
134	AMIT SHARMA	EXECUTIVE	EXECUTIVE	21-Mar-07
135	DHROOV PRATAP	EXECUTIVE	EXECUTIVE	21-Mar-07
136	SANKALP CHOUDHURY	EXECUTIVE	EXECUTIVE	21-Mar-07
137	RADHIKA SHARMA	EXECUTIVE	EXECUTIVE	21-Mar-07
138	G.RENUKA	EXECUTIVE	EXECUTIVE	21-Mar-07
139	RATAN DEEP SINGH	EXECUTIVE	EXECUTIVE	21-Mar-07
140	SAKSHI NASWA	EXECUTIVE	EXECUTIVE	21-Mar-07
141	JEEWAN NATH GOSWAMI	EXECUTIVE	EXECUTIVE	4-Apr-07
142	ASTHA SONI	EXECUTIVE	EXECUTIVE	9-Apr-07
143	SARVESH SAH	EXECUTIVE	EXECUTIVE	9-Apr-07
144	SUSAN VARGHESE	EXECUTIVE	EXECUTIVE	9-Apr-07
145	TARANPAL KAUR	EXECUTIVE	EXECUTIVE	9-Apr-07
146	CECILIA ANTHONY	EXECUTIVE	EXECUTIVE	9-Apr-07
147	PRADEEP SINGH BALODA	EXECUTIVE	EXECUTIVE	9-Apr-07
148	SABA SIDDIQUI	EXECUTIVE	EXECUTIVE	9-Apr-07
149	SHEETAL VERMA	EXECUTIVE	EXECUTIVE	9-Apr-07
150	MUSTUFA ALI KHAN	EXECUTIVE	EXECUTIVE	9-Apr-07
151	ROHIT ADLAKHA	EXECUTIVE	EXECUTIVE	9-Apr-07
152	DHARITRI SARMA	EXECUTIVE	EXECUTIVE	9-Apr-07
153	MEENA KUMAR	EXECUTIVE	EXECUTIVE	9-Apr-07
154	MANISHA SHARMA	EXECUTIVE	EXECUTIVE	9-Apr-07
155	SANDEEP SHARMA	EXECUTIVE	EXECUTIVE	9-Apr-07
156	KARTIK SINGHAL	EXECUTIVE	EXECUTIVE	9-Apr-07
157	PRABHAT VIJAYI BISHT	EXECUTIVE	EXECUTIVE	9-Apr-07
158	NIKITA MALHOTRA	EXECUTIVE	EXECUTIVE	9-Apr-07
159	SHWETA SURI	EXECUTIVE	EXECUTIVE	9-Apr-07
160	NIKHIL BHARDWAJ	EXECUTIVE	EXECUTIVE	9-Apr-07
161	VIDHYA MOLTHAMBY	EXECUTIVE	EXECUTIVE	10-Apr-07
162	SAURABH UPADHYAY	EXECUTIVE	EXECUTIVE	12-Apr-07
163	SHALINI RISHI	EXECUTIVE	EXECUTIVE	17-Apr-07
164	RAHUL ARORA	EXECUTIVE	EXECUTIVE	23-Apr-07
165	VANDANA SHARMA	EXECUTIVE	EXECUTIVE	1-May-07
166	MADHURI DUTTA	EXECUTIVE	EXECUTIVE	2-May-07
167	MOHD. AFFAN KHAN	EXECUTIVE	EXECUTIVE	2-May-07
168	PREETHA R. NAIR	EXECUTIVE	EXECUTIVE	21-May-07

169	MOHIT KUMAR MANCHANDA	EXECUTIVE	EXECUTIVE	29-May-07
170	GURLEEN KAUR	EXECUTIVE	EXECUTIVE	29-May-07
171	NEERAJ KUMAR SINGH	EXECUTIVE	EXECUTIVE	29-May-07
172	ABHISHEK MATHUR	EXECUTIVE	EXECUTIVE	29-May-07
173	VAIBHAV GUPTA	EXECUTIVE	EXECUTIVE	29-May-07
174	VIKRANT VIJAYANT SINGH	EXECUTIVE	EXECUTIVE	29-May-07
175	SUPRATIK CHATTERJEE	EXECUTIVE	EXECUTIVE	29-May-07
176	ANJALI DHAMIJA	EXECUTIVE	EXECUTIVE	29-May-07
177	PRIYANKA SHARMA	EXECUTIVE	EXECUTIVE	29-May-07
178	SAMEER SETIA	EXECUTIVE	EXECUTIVE	9-Jul-07
179	GAGANDEEP KAUR	EXECUTIVE	EXECUTIVE	9-Jul-07
180	ANKUSH KUMAR	EXECUTIVE	EXECUTIVE	9-Jul-07
181	TARUN KUMAR KOLI	EXECUTIVE	EXECUTIVE	9-Jul-07
182	RUCHI SHARMA	EXECUTIVE	EXECUTIVE	9-Jul-07
183	ASMA AYAZ	EXECUTIVE	EXECUTIVE	9-Jul-07
184	NEHA BABBAR	EXECUTIVE	EXECUTIVE	9-Jul-07
185	ANKITA BHADURI	EXECUTIVE	EXECUTIVE	9-Jul-07
186	KANIKA KAUSHIK	EXECUTIVE	EXECUTIVE	9-Jul-07
187	NATASHA KAPOOR	EXECUTIVE	EXECUTIVE	9-Jul-07
188	SUPREET SINGH SANDHU	EXECUTIVE	EXECUTIVE	9-Jul-07
189	GINNI ARORA	EXECUTIVE	EXECUTIVE	9-Jul-07
190	VAISHALI SINGH	EXECUTIVE	EXECUTIVE	9-Jul-07
191	HOMI SHARMA	EXECUTIVE	EXECUTIVE	9-Jul-07
192	PARABJEET SINGH	EXECUTIVE	EXECUTIVE	9-Jul-07
193	SWATI DHAMIJA	EXECUTIVE	EXECUTIVE	23-Jul-07
194	SANDEEP RAJWADE	EXECUTIVE	EXECUTIVE	20-Aug-07
195	KIRAN KUMAR CHANDRAKAR	EXECUTIVE	EXECUTIVE	20-Aug-07
196	ANUPAM SAKSENA	EXECUTIVE	EXECUTIVE	20-Aug-07
197	ROHIT CHOUHAN	EXECUTIVE	EXECUTIVE	20-Aug-07
198	RITIKA VOHRA	EXECUTIVE	EXECUTIVE	20-Aug-07
199	DIVYA ARORA	EXECUTIVE	EXECUTIVE	20-Aug-07
200	KAMAL DEEP VERMA	EXECUTIVE	EXECUTIVE	20-Aug-07
201	DEPINDER KAUR	EXECUTIVE	EXECUTIVE	20-Aug-07
202	SHWETA SACHDEVA	EXECUTIVE	EXECUTIVE	20-Aug-07
203	RENUKA SHARMA	EXECUTIVE	EXECUTIVE	20-Aug-07
204	SANDEEP KUMAR GUPTA	EXECUTIVE	EXECUTIVE	20-Aug-07
205	MANMEET KAUR	EXECUTIVE	EXECUTIVE	1-Nov-07
206	CHANDAN BAJAJ	EXECUTIVE	EXECUTIVE	1-Nov-07
207	AAKANKSHA KHURANA	EXECUTIVE	EXECUTIVE	1-Nov-07
208	SHARMILA KUMARI GURUNG	EXECUTIVE	EXECUTIVE	1-Nov-07
209	KRISHNA BARAN CHAKMA	EXECUTIVE	EXECUTIVE	1-Nov-07
210	ISHITA BHATIA	EXECUTIVE	EXECUTIVE	1-Nov-07
211	RITU VERMA	EXECUTIVE	EXECUTIVE	1-Nov-07

212	NEETESH CHOPRA	EXECUTIVE	EXECUTIVE	1-Nov-07
213	SWATI SHARMA	EXECUTIVE	EXECUTIVE	1-Nov-07
214	MOHAMMED NADEEM	EXECUTIVE — INTERNATIONAL OPERATIONS	EXECUTIVE	10-Dec-07
215	BHUPINDER PAL SINGH	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
216	ISHA SETHI	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
217	KAPIL KHEMANI	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
218	MONICA LANGOLJAM YUMNAM	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
219	MANMEET SINGH SANDHU	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
220	REKHA GODARA	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
221	RUBI SINGH	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
222	NIVEDITA PUNDIR	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
223	VIVEK BHOLA	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08
224	SAURABH KHURANA	EXECUTIVE — SALES US	EXECUTIVE	2-Jan-08

ANNEXURE 2: Key Performance Indices

	PROCESS								AGENT
	LEVEL								LEVEL
Average
			Service	Turn Around		QA	Productivity Per	FCR	Csat
	PROCESS	Abandon %	Level	Time	Conversion %	Scores	Day	Scores	Scores
SALES	INTERNATIONAL	Yes	Yes	—	Yes	Yes	Yes	—	—
SALES	DOMESTIC	Yes	Yes	—	Yes	Yes	Yes	—	—
CUSTOMER SERVICES	INDIA	Yes	Yes	—	—	Yes	Yes	Yes	Yes
TICKETING	INTERNATIONAL	—	—	Yes	—	Yes	Yes	—	—
TICKETING	INDIA	—	—	Yes	—	Yes	Yes	—	—

ANNEXURE 3: IT Architecture

IBM Daksh Business Process Services

IBM Daksh
MMTL
IBM Daksh Chandigarh Setup
IP Phone
Agent Desktops
Agent Access Switches
Dual L3 Core Switch
Shared
Border Access Switches
Partner Firewall Cisco PIX Firewall in HA
Border Access Switches
Partner Routers
Server Farm (DC, Mail, File etc)
Server Access Switch
Cisco PIX Firewall in HA
P2P Circuit from MMTL Data center Running data and VoIP traffic
CMS Reporting Server
Avaya Voice System
Recording Server
Application/ Email Farm
Outbound Agent Phones
Nortel PBX 81 C
Outbound PSTN Circuits from MMTL
MMTL Gurgaon DC
All in BLUE provided by MMTL
IBM Daksh
MMTL
IBM Daksh Gurgaon Setup
IP Phone
Agent Desktops
Agent Access Switches
Dual L3 Core Switch
Shared
Border Access Switches
Partner Firewall Cisco PIX Firewall in HA
Border Access Switches
Partner Routers
Server Farm (DC, Mail, File etc)
Server Access Switch
Cisco PIX Firewall in HA
P2P Circuit from MMTL Data center Running data and VoIP traffic
CMS Reporting Server
Avaya Voice System
Recording Server
Application/ Email Farm

1
© Copyright IBM Corporation 2007

•	IT Infra at IBM is designed to deliver 99.95% uptime on annual basis.

•	Architectures are subject to DOT approvals
Voice Solution — Gurgaon Operations
Inbound Voice
•	Existing Toll free number at MMTL location will be used for incoming calls

•	Calls will be handled by IVR installed at MMTL location. IVR will transfer the call using the MMTL’s AVAYA ACD/PBX to IBM over point to point circuits

•	IBM will have point to point connectivity between MMTL Gurgaon data center and IBM SDL in Gurgaon, provided by MMTL

•	Voice connectivity will be extended to IBM SDL at Gurgaon using VoIP

•	AVAYA IP Phones will be used in IBM. All these phones will be configured to connect to AVAYA ACD installed in MMTL Gurgaon location

•	Agents at IBM will login into the AVAYA ACD installed at MMTL Gurgaon location

•	Agents call recording and reporting will be delivered through MMTL voice infra at Gurgaon location

•	Supervisor in IBM will be provided access to MMTL hosted reporting system for extracting contact centre agent reports

•	Outbound call will be made out of MMTL voice switch. MMTL to ensure no breach of toll bypass regulation

•	Transfer back to Gurgaon location using MMTL voice switch in Gurgaon

•	Uncompressed voice between MMTL and IBM

•	MMTL will continue to host contact centre agent reporting and agent voice recording environment in MMTL DC. IBM will use this environment for agent reporting and recording.

•	All charges related to TFN in India (installation, one time setup and recurring usage charges) would be borne by client.
Data Solution — Gurgaon Operations
•	Point to Point Data connectivity will be installed between MMTL Data center and IBM Data center

•	The same MMTL provided point-to-point circuit will be used for transporting data traffic. Data connectivity will only be setup between MMTL 103 Gurgaon building and IBM Gurgaon building. For US operations same data connectivity will be used.

•	Agents at IBM will use the CRM application and portal installed at MMTL Data center using the data connectivity

•	Email system/id for MMTL query will be provided by MMTL

•	Chat platform will be provided by MMTL
Voice Solution — Chandigarh Operations
Inbound Voice
•	Existing Toll free number at MMTL location will be used for incoming calls

•	Calls will be handled by IVR installed at MMTL location. IVR will transfer the call using the MMTL’s AVAYA ACD/PBX to IBM over point to point circuits

•	IBM will have point to point connectivity between MMTL Gurgaon data center and IBM SDL in Chandigarh, provided by MMTL

•	Voice connectivity will be extended to IBM SDL at Chandigarh using VoIP

•	AVAYA IP Phones will be used in IBM. All these phones will be configured to connect to AVAYA ACD installed in MMTL Gurgaon location

•	Agents at IBM will login into the AVAYA ACD installed at MMTL Gurgaon location

•	Agents call recording and reporting will be delivered through MMTL voice infra at Gurgaon location

•	Supervisor in IBM will be provided access to MMTL hosted reporting system for extracting contact centre agent reports

•	Transfer back to Gurgaon location using MMTL voice switch in Gurgaon

•	MMTL will continue to host contact centre agent reporting and agent voice recording environment in MMTL DC. IBM will use this environment for agent reporting and recording.

•	All charges related to TFN in India (installation, one time setup and recurring usage charges) would be borne by client.
Outbound Voice
•	Nortel PBX/ACD will be installed at IBM SDL Chandigarh location

•	PSTL line for outbound calls will be terminated at the same Nortel PBX/ACD for outbound calling

•	All charges related to Voice telecom inbound and outbound links in India (installation, one time setup and recurring usage charges) will be borne by MMTL.
Data Solution — Chandigarh Operations
•	Point to Point Data connectivity will be installed between MMTL Data center and IBM Data center

•	The same MMTL provided point-to-point circuit will be used for transporting data traffic. Data connectivity will only be setup between MMTL 103 Gurgaon building and IBM Chandigarh building. For US operations same data connectivity will be used.

•	Agents at IBM will use the CRM application and portal installed at MMTL Data center using the data connectivity

•	Email system/id for MMTL query will be provided by MMTL

•	Chat platform will be provided by MMTL

IBM Daksh Business Process Services

IT Architecture – International Operations

Daksh NY PoP
AT&T Enhanced Network Services
811, 10th Ave. 16th floor NY city, NY-10019
Data/Voice Gateway
WAN Gateway
E3 B2B
Customer Voice T1
US PSTN Cloud
IBM DakshNet
Internet
Data/Voice Gateway
Avaya S8700 Multivantage ACD
E3 B2B
Cisco Routers
Catalyst Switch
WAN Gateway
Cisco PIX 515
Cisco Core L3 Switch
Access Switch
Catalyst Switch
Cisco PIX 515
Cisco Routers
Access Switch
DC, Anti Virus, File Server, CMS Server, PMS, IDS, Symantec Web Security server

2

© Copyright IBM Corporation 2007

Voice Solution — International Operations
Inbound Voice
•	Existing Toll free number at MMTL location will be used for incoming calls

•	MMTL will provide 2way US PSTN T1 circuit(s) at IBM NY PoP

•	Existing TFN will be mapped to the circuit(s) for inbound calls

•	Voice connectivity will be extended to IBM SDL at Gurgaon using VoIP

•	AVAYA IP Phones will be used in IBM. All these phones will be configured to connect to AVAYA ACD installed in IBM Gurgaon location

•	Agents at IBM will login into the AVAYA ACD installed at IBM Gurgaon location

•	Agents call recording and reporting will be delivered by IBM voice infra at Gurgaon location

•	US bound Outbound call will be made out of same circuit(s)

•	No transfer back is required for the process

•	All charges related to Voice telecom inbound and outbound links in US (installation, one time setup and recurring usage charges) shall be borne by MMTL.

•	IBM has assumed that MMTL would use the shared infrastructure being used by other clients in the same facility.

•	IBM has not factored the cost for following in the prices mentioned above :
¡	IVR

¡	Dialer

¡	CTI Integration

¡	CRM Solution

¡	License/Development cost of all Customer specific applications

¡	Chat and Email platform for customer service
•	International seats for data/app access will leverage connectivity setup for domestic business.

•	Outbound calls will be transported through same US T1 circuits provided by MMTL, and transfer back in not required for the process.

•	Outbound calls will be transported through same US T1 circuits provided by MMTL, and transfer back in not required for the process.

•	Recorded calls only retained for 3 months and then purged.

•	All charges related to TFN in US (installation, one time setup and recurring usage charges) would be borne by client.

•	Recurring cost of inbound/outbound calls in US will be borne by MMTL.
Data Solution
•	Data connectivity/application access will be same as used for domestic operations

•	Agents at IBM will use the CRM application and portal installed at MMTL Data center using the data connectivity

•	Email system/id for MMTL query will be provided by MMTL

•	Chat platform will be provided by MMTL

ANNEXURE 4 — Transition Plan

Key Milestones		Date
NCR	Contract signing	5-Mar-08
	In-scope MMTL staff start employment with IBM	7-Apr-08
	MMTL tools and applications available over internet	4-Apr-08
	End to End IT set up complete for NCR International	4-Apr-08
	Go Live at IBM NCR Center– Rebadged agents– International	7-Apr-08
	DOT approval obtained for IBM NCR center	9-May-08
	End to End IT set up complete for NCR Domestic	23-May-08
	Go Live at IBM NCR Center– Rebadged agents– Domestic	26-May-08

CHD	DOT approval obtained for IBM CHD center	9-May-08
	End to End IT set up complete for CHD center	23-May-08
	Go Live at IBM CHD Center– Customer Service International & Domestic	26-May-08
Basic Transitioning Approach
1.	224 HC (220 agents + 4 hierarchy) to be rebadged to IBM

2.	Transition Ramp Up to happen in 3 phases-
Phase I- T Plan Intl NCR

Phase II- T Plan Dom NCR

Phase III- T Plan Dom & Intl CHD
**	Please note that some of the phases would run in parallel”

3.	Considering trainer availability based on the ratios considered in the solution Waves within each phase have been spaced out

4.	KT / TTT: It has been assumed that IBM will send a team consisting of heirarchy members to the client site for 1-2 weeks for KT/ Due Diligence/ TTT

5.	Training:
IBM Induction & Internal training– 1 Week

Pre Process & Process training (CS & TS)– 4 Weeks

Pre Process & Process training (CS Intl & TS Intl)– 5 Weeks

Pre Process & Process training (Ticketing)– 3 Weeks

Pre Process & Process training (Ticketing Intl)– 4 Weeks”
Dependencies/Assumptions to the plan
1.	The week of March 3rd has been assumed as date for closure of Contract/LOI.

2.	Timelines subject to change in case there is slippage in approvals/ICA’s or commencement date of the project.

3.	Cross training has not been factored in

4.	It has been assumed that a standard TTT model will apply where the first set of agents and hierarchy would be trained by MMTL trainers/ SMEs and any subsequent IBM agents would be trained by IBM

5.	Training material and curriculum will be made available by MMTL

6.	It has been assumed that all ramp up batches & attrition backfill agents will be hired in Chandigarh

7.	For International business to Go Live in NCR– Phase I– by April 7th the following assumptions have been considered:-
a.	MMTL provides Voice circuits in US (NY) latest by April 4th

b.	MMTL to ensure that all the applications and tools required by the agents working on the International LOBs are available over the internet latest by April 4th
In case there is slippage on these the Go Live date of April 7th will get pushed out. In the case of point no. b mentioned above not being possible Go Live will get pushed out to May 12th because of DOT dependency since connectivity with MMTL forces a change in the current DoT approved diagram for IBM 186, Udyog Vihar , Gurgaon location
8.	For Domestic business to Go Live in NCR- Phase II by May 26th the following assumptions have been considered:-

a.	MMTL provides Point to Point circuits till IBM Gurgaon office latest by May 16th

b.	DOT approval is obtained within 10 weeks (2 weeks for filing of application and 8 weeks for processing and obtaining final approval) of contract signing”
9.	For International and Domestic business– Phase III & IV to Go Live in CHD in the week of May 26th the following assumptions have been considered:-
a.	MMTL provides Point to Point circuits till IBM CHD office latest by May 16th

b.	DOT approval is obtained within 10 weeks (2 weeks for filing of application and 8 weeks for processing and obtaining final approval) of contract signing.
10.	It has been assumed that 7% of the MMTL staff would not accept rebadging and would attrite. Hiring requirements in CHD will be calculated based on this and may require a change if the attrition number changes.

11.	In this plan, a hiring of Training for 30 agents has been incorporated in the plan for CHD as per MMTL inputs. The LOB break up of the CHD Headcount will be 15 in CS and 15 in Tele Sales
SoW Effective Date: 0000 hours IST on 5th of March, 2008

Agreed to:		Agreed to:

Make My Trip Private Limited		IBM Daksh Business Process Services Private Limited

By	/s/ Rajesh Magow	By	/s/ Anuj Kumar

Authorized Signature		Authorized Signature

Name:	RAJESH MAGOW	Name:	ANUJ KUMAR

Date:	5/03/2008	Date:	5th MARCH, 2008

After signing, please return a copy of this Agreement to the “IBM address” shown above.